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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 14, 2000





                             MOHAWK INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                 01-19826                52-1604305
        (State or other         (Commission File          (IRS Employer
        Jurisdiction of             Number)            Identification No.)
        Incorporation)



               160 South Industrial Blvd., Calhoun, Georgia 30701
    ------------------------------------------------------------------------
          (Address, including zip code, of principal executive offices)


                                 (706) 629-7721
    ------------------------------------------------------------------------
              (Registrant's telephone number, including area code)
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Item 5.  Other Events

         On November 14, 2000, Mohawk Industries, Inc. ("Mohawk") issued a press release announcing the completed purchase of assets from Crown Craft's Woven Division. A copy of such press release is included as an exhibit to this report and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

      C. Exhibits

         99.1 Press Release dated November 14, 2000
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           Mohawk Industries, Inc.





         Date: November 14, 2000           By: /s/ Frank H. Boykin
                                               -------------------
                                                   Frank H. Boykin
                                                   Corporate Controller
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                                INDEX TO EXHIBITS
                                -----------------

         Exhibit
         -------

         99.1              Press Release dated November 14, 2000